Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



{Closed-End Total Return Artwork}

CLOSED-END TOTAL RETURN

Annual Report
2001



LINCOLN NATIONAL
Convertible Securities Fund, Inc.

A Commitment
    to Our Investors

Experience
 o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

 o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
 o We strive to deliver consistently good performance in all asset classes.

 o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
 o We are committed to providing the highest standards of client service.

 o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

 o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
 o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

 o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of December 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(c) Delaware Distributors, L.P.

Table
   of Contents

Letter to Shareholders                        1

Portfolio Management Review                   3

Performance Summary                           6

Important Fund Information                    8

Financial Statements:

  Statement of Net Assets                     9

  Statement of Operations                    11

  Statements of Changes in Net Assets        12

  Financial Highlights                       13

  Notes to Financial Statements              14

Report of Independent Auditors               16

Letter
   to Shareholders


Lincoln National Convertible Securities Fund, Inc.
January 14, 2002

Recap of Events

As the new year begins, U.S. stocks are coming off their best quarterly performance in two years. Autumn of 2001 was a time of recovery for equities, as newfound optimism helped turn many investors into buyers. Still, 2001 was the second straight calendar year of negative stock market returns, and many industry forecasters believe stocks are once again overvalued.

Poor performance by equities made fixed-income investors 2001's real winners. In the U.S., bonds outperformed stocks for the second consecutive year, a phenomenon that had previously occurred only three other times according to Dow Jones. Although longer-term interest rates ended the year close to where they started, short-term rates declined considerably during 2001, creating an ideal climate for demand in the bond markets.

In 2001, the typical convertible index return ranged from -6.5% to -4.5%, and the average open-end convertible mutual fund was down close to 8%. These numbers may not be very satisfying to the average investor, but they are above the major equity indices and much better than the corresponding underlying equities. For example, the First Boston Convertible Securities Index return was -6.40% for the year, but the index's underlying equities returned -21.1%. This means that convertibles only participated in 30% of the underlying equities' loss. That is excellent protection.

Lincoln National Convertible Securities Fund, Inc. returned +2.02% (Shares at net asset value with distributions reinvested) for the fiscal year ended December 31, 2001. Performance was competitive with both equities and other convertible funds.

Top contributors to the Fund's performance for the year were quite varied, including long-time holdings Sovereign Capital, Action Performance, and Royal Group Technologies. Leading negative influences came from the power generating sector (AES, Calpine, El Paso Energy) and technology (Cirrus Logic, Gilat Satellite Networks). Our performance within these sectors mirrored that of the convertible market as a whole, as the worst performing market groups were energy, utilities, and communications equipment. Our largest exposure during much of the year was in the healthcare sector, in which the Fund had both positive and negative contributors. Many of our health care holdings consisted of defensive convertible issues of biotechnology companies. We feel many of these companies have promising pipelines and may be acquisition candidates for major pharmaceutical companies down the road.


Average Annual Total Return                                                       Premium (+)/
At Net Asset Value                                                                Discount (-)
For the period ended December 31, 2001                            One Year       As of 12/31/01
Lincoln National Convertible Securities Fund, Inc.                 +2.02%           -14.32%
Lipper Convertible Securities Closed-End Funds Average (9 funds)   +2.11%
First Boston Convertible Securities Index                          -6.40%

All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at net asset value and market price and a description of the index can be found on pages 6 and 7. The Lipper Convertible Securities Closed-End Funds Average represents the average return of closed-end convertible securities funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Outlook

We have moderate expectations for the economy in 2002, but see many positives in the current landscape. Although the poor economic environment adds risk to the equity market, much of the excess speculation that was in the market has now been removed. Investors are once again looking at the market with traditional investment criteria. This has broadened the universe from which successful investments can be chosen.

In contrast to other markets, the convertible market grew considerably during 2001 and is receiving new investor attention. Diversity among issuers has also improved, allowing for a broader base from which to select securities.

We think the balanced nature of convertibles is ideal for the uncertain environment that exists as we enter the new year. A moderate return for the equity market, combined with the 5% yield of a typical convertible security, would create an attractive total return, in our opinion.

Hopefully, 2002 will bring a better year for all investors. We look forward to communicating with you throughout 2002.


Sincerely,


/s/ David K. Downes
----------------------------
David K. Downes
President

Portfolio
   Management Review


Lincoln National Convertible Securities Fund, Inc.
January 14, 2002

Fund Manager
Robert D. Schwartz
Senior Portfolio Manager

What was the key to convertible market performance in 2001?

Performance for convertible securities depends on a number of factors. Typically, the primary one is performance of the underlying equities. The next most important factor is the structure of the security itself, which determines whether it behaves like an equity or a fixed-income instrument. A third factor is interest rates and the effect that rates have on overall convertible valuations.

During 2001, the underlying equities in the convertible market performed quite poorly. This performance was due in large part to the convertible universe being made up of 27% technology and 16% energy/electric utilities at the start of 2001. Both of these groups contributed significantly to the -21.1% return of the underlying equities in the convertible universe.

Because the market's underlying equities declined significantly in 2000, many new issues came to market with high conversion premiums. These factors caused the convertible market to begin 2001 with about half of the market exhibiting strong fixed-income characteristics and little equity sensitivity. This was especially true in technology and energy, and less true in the utility sector.

The defensive nature of these convertibles offsets much of the underlying equity decline in 2001. The positive interest rate environment helped valuations in general and had a strong positive effect on the valuations of the many convertibles that were issued with short-term puts over the past couple of years.

All three of these factors helped our portfolio, which also benefited from our increased weighting in the healthcare sector versus its benchmark, the First Boston Convertible Securities Index.

Why did the Fund have better downside protection in 2001 than in the previous year?

The year 2000 brought an end to the long bull market, and an end to a period where there seemed to be no reason for investors to consider risk protection. Being defensive during that particular market environment was not rewarded. In our 2000 annual report we talked about watching our risk level closely in 2001 and increasing the focus on traditional convertible risk control measures. These include an increased focus on the defensive characteristics of convertible securities and increasing diversification with regard to market capitalization and sectors. We adopted this more defensive posture early in the year and were able to outperform the marketplace as a result.

Examples of defensive securities from larger-capitalization issuers that we purchased in 2001 are Baxter International, Verizon Global, XL Capital, and Electronic Data Systems. All of these securities had short-term put features that provided significant downside protection.

Can you describe your approach to investing in convertible securities?

Our strategy focuses first on equity selection, since movement in the underlying equity is what determines most of the price variability of a convertible security. We search for companies undergoing significant positive fundamental change that will result in increased earnings or cashflow and a resulting increase in stock price.

Positive change is typically found in companies with new product cycles, or that have made a recent acquisition or undergone a restructuring, or whose industry is facing improved fundamentals. These companies have tremendous potential, but also have increased investment risk.

Convertible securities are an excellent investment vehicle in these dynamic situations. We look for a security that will allow us to capture the unlimited upside of an equity investment but provide additional protection and income should the expected equity potential not be realized. The combination of these factors gives us a return profile that has produced positive results over the years.

Can you give an example of one of your holdings and explain how it fits your investment philosophy and outlook?

One of our holdings throughout 2001 was CV Therapeutics, a biopharmaceutical company specializing in drugs to treat cardiovascular disease. CV's leading product is Ranolazine, a drug used for the treatment of stable angina. Phase III studies have already been completed, and FDA approval for Ranolazine is expected in 2003. CV's next drug candidate is a year behind and is designed for atrial arrhythmia. This drug has also shown excellent results in trials. The company also has a cardiac-imaging product that has shown strong early results.

The important point is that the company has a safe and diverse drug pipeline that addresses large markets and has considerable value. The risks with companies like CV are the timing of drug approvals, ultimate market size, and a volatile market valuation. This is why we utilize a convertible. We own the company's 4.75% convertible bonds, due in 2007. At an average cost of $84, the security had approximately a 50% conversion premium and an 8.5% yield-to-maturity. If the stock appreciates significantly, we expect the convertible to achieve at least 70% of the equity's appreciation. If approvals are delayed, or the market does reward investors with an increasing stock price, then we should earn our 8.5% yield.

This investment provides a high potential upside, but with a much lower risk profile than purchasing the equity. This example fits our philosophy of investing in dynamic companies but improving our risk/reward profile through the use of a convertible security.

How is the Fund positioned at year end?

Let's start with the composition of the underlying equities of the Fund. We own a diverse pool of securities, but our typical holdings have always been mid-sized growth companies. Our median market capitalization at the end of 2001 was $2.8 billion and our weighted-average capitalization was $12.5 billion. The typical holding had an expected long-term growth rate of over 15%.

The average capitalization figures once again increased in 2001, as they did in 2000. Since mid-1999 we have been consciously raising these figures to improve our liquidity.

On the convertible side, we have a median conversion premium of 27% and a weighted-average premium of 38%. The current yield of our holdings was approximately 5.0%, with an adjusted yield (using yield-to-maturity for discount bonds) of 6.9%. These figures are similar to last year's, except that our yields have decreased about 0.5%, which is not surprising considering the drop in interest rates.

Our convertibles were more defensive at year end than at the end of 2000. We had 13% of the portfolio in equities at year end, however, which is up slightly from the previous year.

Our top 10 positions consist of four holdings from the healthcare sector, two financials, two consumer cyclicals, one cable, and one communications company. Notably, there are no technology companies in our top 10, as was the case for most of 2001.

What is your outlook for 2002?

We think it may take some time for the economic picture to show clarity, but the economy seems to be in the process of righting itself and should show reasonable growth by the second half of the year.

One problem for equities is that the year-end rally has many stocks already anticipating a sharp economic recovery. For this reason, we expect the second half of 2002 to be more rewarding than the first.

Even with an economic recovery, inflation appears to be under control, and should allow for a stable interest rate environment. In this type of economic environment we see many positives for convertibles. Convertibles are ideally suited for an uncertain environment with moderately increasing equity prices. The convertible market had record growth last year and is attracting many new issuers and investors. This should give us ample opportunity to invest in a diversified portfolio in 2002. There are many available convertible securities that will appreciate if the equity market can break its two-year losing streak, yet still provide considerable downside protection if equities continue their correction.

We will continue to look for equities with improving outlooks, and hold securities that have a positive risk/reward profile.

What is a Convertible?

Approximately 85% of the convertible securities the Fund invests in are either convertible bonds or convertible preferred stocks. These securities are similar to other fixed-income securities, in that they have pre-set coupon or dividend rates, and in most cases a fixed maturity or redemption date.

What makes convertibles different is that they also give the holder an option to convert the security into a fixed number of shares of an underlying common stock. The conversion option makes the value of the convertible increase as the underlying equity increases. However, if the value of the equity decreases, the convertible has fixed-income characteristics that can support its price. Therefore, convertibles have much of the upside potential of common stocks, but also have added protection if the underlying equity falls.

Lincoln National Convertible Securities Fund, Inc.
Portfolio Characteristics

As of December 31, 2001
---------------------------------------------
Current Yield at Market Price           5.57%
---------------------------------------------
Average Effective Maturity*        5.35 years
---------------------------------------------

*Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Recent Growth in Convertible Issuance

Convertible fixed-income securities have been in existence for more than a century, yet only in recent decades has their popularity grown significantly. According to statistics from Dow Jones, convertible issuance rose 70% to $104 billion in 2001, after a 50% rise in 2000.

Sector Allocation
As of December 31, 2001
Convertible & Public Debt Securities 59.15%
Convertible Preferred Stocks 24.81%
Common Stocks 12.66%
Short-Term Investments & Other Assets/(Liabilities) 3.38%

Lincoln National
   Convertible Securities Fund, Inc.

Fund Basics
As of December 31, 2001
--------------------------------------------------------
Fund Objective:
The Fund seeks a high level of total return through a
combination of capital appreciation and current income.
--------------------------------------------------------
Total Fund Net Assets:
$98.39 million
--------------------------------------------------------
Number of Holdings:
79
--------------------------------------------------------
Your Fund Manager:
Robert Schwartz has managed the portfolio since 1993. Mr. Schwartz also spent four years as a Senior Research analyst. Mr. Schwartz received an MBA from New York University in 1987 and is a CFA charterholder.
--------------------------------------------------------
NYSE Symbol:
LNV

Fund Performance
Average Annual Total Returns
Through December 31, 2001           10 Years   Five Years   One Year
---------------------------------------------------------------------------
At Market Price                      +11.24%     +5.23%     +2.57%
At Net Asset Value                   +10.31%     +5.79%     +2.02%
---------------------------------------------------------------------------

Returns reflect reinvestment of all distributions. Performance does not include any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Lincoln National
   Convertible Securities Fund, Inc.

Performance of a $10,000 Investment
December 31, 1991 to December 31, 2001


                                    [CHART]

                             Lincoln National Converible            Lincoln National Converible                   First Boston
                                Securities Fund, Inc.                  Securities Fund, Inc.                 Convertible Securities
                                 @ Net Asset Value                        @ Market Price                             Index
       12/31/91                        $10,000                                $10,000                               $10,000
       12/31/92                        $11,127                                $12,026                               $11,760
       12/31/93                        $14,248                                $16,158                               $13,944
       12/31/94                        $13,969                                $13,817                               $13,288
       12/31/95                        $16,705                                $16,521                               $16,438
       12/31/96                        $20,117                                $20,545                               $18,706
       12/31/97                        $22,766                                $24,149                               $21,868
       12/31/98                        $21,607                                $20,181                               $23,304
       12/31/99                        $29,943                                $24,534                               $33,176
       12/31/00                        $26,078                                $25,214                               $29,523
       12/31/01                        $26,604                                $25,862                               $24,921

Chart assumes $10,000 invested on December 31, 2001 and reflects the reinvestment of all distributions at market value. Performance of the Fund and the First Boston Convertible Securities Index at market value is based on market performance during the period. Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value. Performance does not include any brokerage commissions for purchases. The First Boston Convertible Securities Index is comprised of convertible securities with a minimum $50 million in total market capitalization. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Price vs. Net Asset Value
December 31, 2000 to December 31, 2001


                                    [CHART]

                              Lincoln National Converible         Lincoln National Converible
                                 Securities Fund, Inc.               Securities Fund, Inc.
                                   @ Net Asset Value                    @ Market Price
        12/31/00                        $17.19                              $14.75
        1/31/01                         $18.72                              $16.00
        2/28/01                         $17.66                              $15.81
        3/31/01                         $16.37                              $14.24
        4/30/01                         $17.83                              $15.48
        5/31/01                         $17.87                              $16.25
        6/30/01                         $17.87                              $15.25
        7/31/01                         $17.10                              $15.75
        8/31/01                         $16.71                              $15.25
        9/30/01                         $15.20                              $13.75
        10/31/01                        $15.64                              $13.55
        11/30/01                        $16.47                              $14.12
        12/31/01                        $16.76                              $14.36

Past performance is not a guarantee of future results.

Important
   Fund Information

Lincoln National Convertible Securities Fund, Inc.

Amendment to Articles of Incorporation

On December 19, 2001, the Board of Directors unanimously approved a change to the Fund's Articles of Incorporation declassifying the Board of Directors. Articles Supplementary were subsequently filed in the State of Maryland to effectuate the decision of the Board. As a result of the Board's action, the Fund's entire Board of Directors will be elected annually, commencing with the 2002 Annual Meeting of Shareholders.

Distribution of Long-Term Capital Gains

Effective January 1, 2001, the Board of Directors has changed the Fund's policy of retaining long-term capital gains to one of distributing them to shareholders.

Change in Investment Policies

Effective on July 31, 2002, the Fund's investment policies will be amended to require that the Fund will, under normal conditions, invest at least 80% of its net assets in "convertible securities" as such term is defined in the Fund's prospectus. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted at a specified price or formula within a particular period of time into a prescribed amount of common stock of the same or a different issuer. This investment policy may only be changed by the Board if the Fund's shareholders are provided with at least 60 days advance notice of such change in accordance with the requirements of Rule 35d-1 under the Investment Company Act of 1940.

Share Repurchase Program

The Fund's Board of Directors has authorized the Fund to conduct a share repurchase program. Notice is hereby given in accordance with Section 23(c) under the Investment Company Act of 1940 that the Fund may purchase at market prices, from time to time, shares of its common stock on the open market.

New Transfer Agency Arrangements

Effective February 1, 2002, Mellon Investor Services LLC became the Fund's transfer agent, registrar and dividend disbursing and dividend reinvestment agent with respect to the Fund's common shares. Please note, however, that all 2001 tax inquiries, including requests for replacement of Form 1099s, should be directed to the Fund's former transfer agent, EquiServe Trust Company, N.A. at 800 317-4445. With respect to any checks issued on or prior to January 31, 2002, check replacements will be handled by EquiServe Trust Company, N.A. through July 31, 2002.

Statement
   of Net Assets

Lincoln National Convertible Securities Fund, Inc.
December 31, 2001

                                                      Principal         Market
                                                        Amount          Value
Convertible Bonds - 59.15%
Banking, Finance & Insurance - 0.16%
  XI Capital 144A 2.585% 5/23/21                      $1,750,000    $ 1,141,875
                                                                    -----------
                                                                      1,141,875
                                                                    -----------

Cable, Media & Publishing - 5.99%
  Adelphia Communications
    6.00% 2/15/06                                      3,000,000      2,621,250
  Liberty Media 4.00% 11/15/29                         2,000,000      1,492,500
  Mediacom Communications
    5.25% 7/1/06                                       1,500,000      1,771,875
                                                                    -----------
                                                                      5,885,625
                                                                    -----------

Computers & Technology - 9.45%
  Amkor Technology 144A 5.75% 6/1/06                   1,500,000      1,216,875
  Bisys Group 4.00% 3/15/06                              500,000        588,750
  Bisys Group 144A 4.00% 3/15/06                       1,000,000      1,177,500
  Cnet Networks 5.00% 3/1/06                           1,700,000      1,094,375
  Doubleclick 4.75% 3/15/06                              935,000        751,506
  Elecronic Data Systems 1.25% 10/10/21                2,000,000      1,675,000
  LSI Logic 4.25% 3/15/04                                500,000        570,625
  Mail.Com 144A 7.00% 2/1/05                           3,250,000        788,125
  Mercury Interactive 4.75% 7/1/07                     1,000,000        820,000
  USInternetWorking 7.00% 11/1/04                      3,500,000        612,500
                                                                    -----------
                                                                      9,295,256
                                                                    -----------

Consumer Products - 2.76%
  Action Performance 4.75% 4/1/05                      3,000,000      2,711,250
                                                                    -----------
                                                                      2,711,250
                                                                    -----------

Electronics & Electrical Equipment - 3.98%
  Amkor Technology 5.75% 6/1/06                        1,000,000        811,250
  DDI 5.25% 3/1/08                                     1,250,000        860,938
  LSI Logic 144A 4.25% 3/15/04                         1,000,000      1,141,250
  Sanmina 144A 4.25% 5/1/04                              500,000        548,750
  Sanmina 4.25% 5/1/04                                   500,000        548,750
                                                                    -----------
                                                                      3,910,938
                                                                    -----------

Energy - 1.18%
  Calpine 144A 4.00% 12/26/06                          1,000,000      1,161,250
                                                                    -----------
                                                                      1,161,250
                                                                    -----------

Healthcare & Pharmaceuticals - 22.47%
  Alkermes 3.75% 2/15/07                               1,500,000      1,025,625
  Alkermes 144A 3.75% 2/15/07                          1,500,000      1,025,625
  Amerisource Health 144A 5.00% 12/1/07                1,200,000      1,692,000
  Baxter International 144A 1.25% 6/1/21               2,500,000      2,606,249
  Cephalon 144A 2.50% 12/15/06                         1,000,000      1,091,250
  CuraGen 6.00% 2/2/07                                 1,500,000      1,171,875
  CV Therapeutics 4.75% 3/7/07                         1,500,000      1,535,625
  CV Therapeutics 144A 4.75% 3/7/07                    2,000,000      2,047,500
  Human Genome 3.75% 3/15/07                           1,000,000        761,250
  Inhale Therapeutics 5.00% 2/8/07                       700,000        536,375
  Inhale Therapeutics 144A 5.00% 2/8/07                1,000,000        766,250
++Laboratory Corporation of America
    144A 2.00% 9/11/21                                 3,250,000      2,311,563
  Medarex 4.50% 7/1/06                                 1,000,000        900,000
  Protein Design 144A 5.50% 2/15/07                      825,000        939,469

                                                      Principal         Market
                                                        Amount          Value
Convertible Bonds (continued)
Healthcare & Pharmaceuticals (continued)
  Province Healthcare 4.50% 11/20/05                  $2,000,000    $ 2,060,000
  Res-Care 6.00% 12/1/04                               1,010,000        879,963
  Res-Care 144A 6.00% 12/1/04                            120,000        104,550
  Resmed 144A 4.00% 6/20/06                              600,000        648,750
                                                                    -----------
                                                                     22,103,919
                                                                    -----------

Miscellaneous - 0.42%
  Personnel Group of America
    5.75% 7/1/04                                         985,000        414,931
                                                                    -----------
                                                                        414,931
                                                                    -----------

Retail - 4.84%
  Barnes & Noble 144A 5.25% 3/15/09                    1,500,000      1,726,875
  School Specialty 144A 6.00% 8/1/08                   1,500,000      1,485,000
  TJX Companies 1.749% 2/13/21                         2,000,000      1,547,500
                                                                    -----------
                                                                      4,759,375
                                                                    -----------

Telecommunications - 6.90%
  Echostar 4.875% 1/1/07                               1,500,000      1,338,750
  Echostar 144A 5.75% 5/15/08                            500,000        450,625
  Extreme Networks 144A
    3.50% 12/1/06                                      1,000,000        908,750
 *Global Telesystems 5.75% 7/1/10                      3,400,000        136,000
  Nextel Communications 144A
    6.00% 6/1/11                                       2,000,000      1,502,500
 Verizon Global 144A 3.07% 5/15/21                     4,500,000      2,446,875
                                                                    -----------
                                                                      6,783,500
                                                                    -----------

Total Convertible Bonds
  (cost $63,094,732)                                                 58,167,919
                                                                    -----------

                                                       Number of
                                                        Shares
Convertible Preferred Stock - 24.81%
Aerospace & Defense - 0.85%
  Northrop Grumman 7.25%                                   7,500        835,500
                                                                    -----------
                                                                        835,500
                                                                    -----------

Automobiles & Automotive Parts - 1.26%
  Tower Automotive Capital Trust 6.75%                    45,650        981,475
  Tower Automotive Capital Trust 144A 6.75%               12,125        260,688
                                                                    -----------
                                                                      1,242,163
                                                                    -----------

Banking, Finance & Insurance - 5.10%
  Sovereign Capital Trust II 7.50%                        37,500      2,624,999
  Washington Mutual 5.38%                                 50,000      2,393,750
                                                                    -----------
                                                                      5,018,749
                                                                    -----------

Cable, Media & Publishing - 2.08%
  Equity Securities Trust 6.50%                           35,000      1,557,500
+UnitedGlobalCom 7.00%                                    31,900        251,213
+UnitedGlobalCom 144A 7.00%                               30,000        236,250
                                                                    -----------
                                                                      2,044,963
                                                                    -----------

Consumer Products - 0.17%
+Budget Group Capital Trust 6.25%                         33,380        162,728
                                                                    -----------
                                                                        162,728
                                                                    -----------

Statement
   of Net Assets (continued)

 Lincoln National Convertible Securities Fund, Inc.

                                                       Number of       Market
                                                        Shares         Value
Convertible Preferred Stock (continued)
Energy - 10.98%
  AES Trust III 6.75%                                     26,000    $   899,600
  Calpine Capital Trust II 5.50%                          40,000      1,755,000
  Duke Energy 8.25%                                       50,000      1,317,500
  El Paso Energy Capital Trust I 4.75%                    34,600      1,972,199
  Pogo Trust I 6.50%                                      28,400      1,696,900
  Reliant Energy 2.00%                                    26,000      1,338,740
  Unocal Capital Trust 6.25%                              36,200      1,810,000
                                                                    -----------
                                                                     10,789,939
                                                                    -----------

Healthcare & Pharmaceuticals - 0.75%
  Hybridon 6.50%                                          19,524        741,912
                                                                    -----------
                                                                        741,912
                                                                    -----------

Paper & Forest Products - 0.71%
  International Paper 5.25%                               15,000        699,375
                                                                    -----------
                                                                        699,375
                                                                    -----------

Telecommunications - 0.92%
  DECS Trust V 7.25%                                      80,000        905,600
                                                                    -----------
                                                                        905,600
                                                                    -----------

Transportation - 1.99%
  Union Pacific Capital Trust 6.25%                       41,065      1,960,854
                                                                    -----------
                                                                      1,960,854
                                                                    -----------

Total Convertible Preferred Stock
  (cost $29,675,636)                                                 24,401,783
                                                                    -----------

Common Stock - 12.65%
Buildings & Materials - 4.67%
 +Emcor Group                                             50,409      2,288,569
 +Royal Group Technologies                               124,682      2,300,382
                                                                    -----------
                                                                      4,588,951
                                                                    -----------

Cable, Media & Publishing - 0.06%
 +UnitedGlobalCom                                         11,771         58,855
                                                                    -----------
                                                                         58,855
                                                                    -----------

Computers & Technology - 1.25%
 +Sonicblue                                              305,000      1,232,200
                                                                    -----------
                                                                      1,232,200
                                                                    -----------

Electronics & Electrical Equipment - 2.56%
 +Cirrus Logic                                            98,632      1,303,915
 +Flextronics International                               50,684      1,215,909
                                                                    -----------
                                                                      2,519,824
                                                                    -----------

Healthcare & Pharmaceuticals - 3.57%
 +Biovail                                                 62,410      3,510,563
                                                                    -----------
                                                                      3,510,563
                                                                    -----------

Telecommunications - 0.54%
 +Gilat Satellite Networks                                96,800        530,464
                                                                    -----------
                                                                        530,464
                                                                    -----------

Total Common Stock (cost $14,314,334)                                12,440,857
                                                                    -----------

                                                       Principal       Market
                                                        Amount         Value
Commercial Paper - 4.37%
  Volkswagen 1.75% 1/2/02                             $4,300,000    $ 4,299,791
                                                                    -----------
Total Commercial Paper(cost $4,299,791)                               4,299,791
                                                                    -----------

                                                      Number of
                                                        Shares
Warrant - 0.01%
 +Hybridon Warrants                                       92,359          5,542
                                                                    -----------
Total Warrant (cost $0)                                                   5,542
                                                                    -----------
Total Market Value of Securities - 100.99%
  (cost $111,384,493)                                                99,315,892
Liabilities Net of Receivables and
  Other Assets - (0.99%)                                               (977,419)
                                                                    -----------
Net Assets Applicable to 5,868,075 Shares
  ($0.001 Par Value) Outstanding (100.00%)                          $98,338,473
                                                                    -----------
Net Asset Value Per Share of Common
  Stock Outstanding                                                 $     16.76
                                                                    -----------
Common Stock, par value $0.001 per share
  (authorized 20,000,000 shares), issued and
  outstanding 5,868,075 shares                                            5,868
Proceeds in excess of par value of shares issued                    116,543,235
Undistributed net investment income                                      68,915
Accumulated net realized loss on investments                         (6,210,944)
Net unrealized depreciation of investments                          (12,068,601)
                                                                    -----------
Total Net Assets                                                    $98,338,473
                                                                    ===========


 * Non-income producing security. Security is currently in default.
 + Non-income producing security as of December 31, 2001.
++ Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Statement
   of Operations

Lincoln National Convertible Securities Fund, Inc.
Year ended December 31, 2001

Investment Income:
  Interest                                                                            $ 3,948,696
  Dividends                                                                             2,564,730
                                                                                      -----------
  Total Investment Income                                                               6,513,426
                                                                                      -----------

Expenses:
  Management fees                                                   $   861,020
  Legal fees                                                            632,010
  Reports to shareholders                                               118,137
  Directors fees                                                         69,000
  Audit fees                                                             33,150
  New York Stock Exchange Fees                                           16,170
  Stock transfer & dividend disbursing fees                              14,400
  Custodian Fees                                                          6,744
  Other                                                                  17,509
                                                                    -----------

  Subtotal of expenses                                                                  1,768,140
  Expenses absorbed or waived                                                            (197,628)
  Expenses paid indirectly                                                                 (6,744)
                                                                                      -----------
  Total Operating Expenses                                                              1,563,768
                                                                                      -----------
Net Investment Income                                                                   4,949,658
                                                                                      -----------


Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investment transactions                                         (7,245,894)
  Net change in unrealized appreciation of investments                                  3,720,975
                                                                                      -----------
Net Realized and Unrealized Gain (Loss) on Investments                                 (3,524,919)
                                                                                      -----------

Net Increase in Net Assets Resulting from Operations                                  $ 1,424,739
                                                                                      ===========


Statements
   of Changes in Net Assets

Lincoln National Convertible Securities Fund, Inc.

                                                                                             Year Ended
                                                                                   12/31/01             12/31/00

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                        $     4,949,658     $     5,724,453
  Net realized gain (loss) on investments (net of taxes)                            (7,245,894)         11,702,328
  Net change in unrealized appreciation/depreciation on investments                  3,720,975         (39,914,380)
                                                                               ---------------     ---------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                    1,424,739         (22,487,599)
                                                                               ---------------     ---------------

Changes from Capital Share Transactions:
  Retirement of shares repurchased through Buy-Back program - Note F                (4,800,263)         (3,353,064)
                                                                               ---------------     ---------------
  Net Decrease from Capital Share Transactions                                      (4,800,263)         (3,353,064)

Dividends and Distributions to Shareholders from:
  Net investment income                                                             (4,513,107)         (5,511,956)
                                                                               ---------------     ---------------
                                                                                    (4,513,107)         (5,511,956)
                                                                               ---------------     ---------------
  Total Decrease in Net Assets                                                      (7,888,631)        (31,352,619)
                                                                               ---------------     ---------------

Net Assets:
  Beginning of period                                                              106,227,104         137,579,723
                                                                               ---------------     ---------------
  End of period                                                                $    98,338,473     $   106,227,104
                                                                               ===============     ===============

Financial
       Highlights

Selected data for each share of common stock outstanding throughout each period were as follows:

                                                                                                   Year Ended
                                                                           12/31/01(2)  12/31/00   12/31/99    12/31/98    12/31/97

Net asset value, beginning of period                                       $  17.19    $  21.59    $  16.36    $  18.24    $  18.92

Income from investment operations:
Net investment income(1)                                                       0.83        0.91        0.84        0.97        0.93
Increase in net asset value per share due to capital
  shares repurchased                                                           0.11        0.12        --          --          --
Net realized and unrealized gain (loss) (net of taxes)                        (0.61)      (4.55)       5.25       (1.89)       1.15
                                                                           --------    --------    --------    --------    --------
Total from investment operations                                               0.33       (3.52)       6.09       (0.92)       2.08
                                                                           --------    --------    --------    --------    --------

Less dividends and distributions from:
Net investment income                                                         (0.76)      (0.88)      (0.86)      (0.96)      (1.00)
Net realized gains                                                             --          --          --          --         (1.76)
                                                                           --------    --------    --------    --------    --------
Total dividends and distributions                                             (0.76)      (0.88)      (0.86)      (0.96)      (2.76)
                                                                           --------    --------    --------    --------    --------

Net asset value, end of period                                             $  16.76    $  17.19    $  21.59    $  16.36    $  18.24
                                                                           ========    ========    ========    ========    ========

Per Share Market Value, End of Period                                      $  14.36    $  14.75    $  16.00    $  14.00    $  17.81
Total Investment Return (based on Market Value)                               2.57%      (2.62%)     21.57%     (16.43%)     17.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $ 98,338    $106,227    $137,580    $104,227    $116,057
Ratio of expenses to average net assets                                       1.54%       1.23%       1.05%       1.15%       1.05%
Ratio of expenses to average net assets prior to expenses waived
  and expenses paid indirectly                                                1.74%       1.28%       1.06%       1.15%       1.05%
Ratio of net investment income to average net assets                          4.88%       4.10%       4.98%       5.52%       4.64%
Ratio of net investment income to average net assets prior to
  expenses paid indirectly                                                    4.68%       4.05%       4.97%       5.52%       4.64%
Portfolio Turnover                                                          123.72%     120.68%     128.32%     151.68%     141.85%


(1)   Per share information was based on the average shares outstanding method.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.10, decrease net realized and unrealized gains and losses per share by $0.10 and increase the ratio of net investment income to average net assets from 4.28% to 4.88%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Notes
   to Financial Statements

Lincoln National Convertible Securities Fund, Inc.
December 31, 2001

Lincoln National Convertible Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

Note A -- Summary of Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments -- Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the lives of the respective securities.

Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Equity securities traded in the over-the-counter market are valued at the last sale price at the close of the New York Stock Exchange. If a non-exchange-listed security does not trade on a particular day, then the mean between the bid and asked prices will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service then the securities will be valued at the mean between bid and offer prices. Securities for which quotations are not available are priced at fair value, as determined by the Funds securities valuation committee according to the Fund's pricing procedures as approved by the Fund's Board of Directors. Money market instruments having less then 60 days to maturity are valued at amortized cost, which approximates market value.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.

Income Taxes -- It is the intention of the Fund to distribute substantially all net investment income and net short-term realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short-term realized gains distributed to shareholders. For the fiscal year beginning January 1, 2001, the Fund changed its policy of retaining long-term capital gains to one of distributing them.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective January 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize all premiums and discounts on debt securities for financial reporting purposes, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $508,339 increase in cost of securities and a corresponding $508,339 decrease in net unrealized appreciation (depreciation), based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was an increase in net investment income of $610,771, a decrease in net unrealized appreciation (depreciation) of $369,775, and a decrease in net realized gains (losses) of $240,996. The statement of changes in net assets and financial highlights for prior periods have not be restated to reflect this change in accounting.

Other -- Security transactions are recorded on the date the securities are purchased or sold (trade date). Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Distributions to common shareholders are recorded on the ex-dividend date.

The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $6,744. The expense paid under this agreement is included in its respective expense caption on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

Note B -- Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $121,212,712 and $128,800,227, respectively, as of December 31, 2001.

Note C --  Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 were as follows:

                                   2001                2000
 Ordinary Income                $4,513,107          $5,511,956
                                ----------          ----------
 Total                          $4,513,107          $5,511,956
                                ==========          ==========

As of December 31, 2001, the components of accumulated gains (losses) on a tax basis were as follows:

 Undistributed ordinary income                   $     51,349
 Capital loss carryforwards                        (7,044,778)
 Unrealized depreciation                          (11,276,997)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $7,044,778 expires in 2009.

Notes
   to Financial Statements (continued)

Lincoln National Convertible Securities Fund, Inc.

Note D -- Management Fees and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC) a series of Delaware Management Business Trust and the investment manager, a management fee of 0.21875% of net assets of the Fund as of the close of business on the last business day of the quarter (0.875% on an annual basis). Effective July 1, 2001, DMC has elected to waive 0.30% of its management fee through December 31, 2002. At December 31, 2001, the Fund had a liability payable to DMC of $48,472.

Certain officers and directors of the Fund are also officers or directors of the Adviser and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund. Delaware Service Company, Inc., which is an affiliate of DMC, provides accounting services for the Fund.

Note E -- Income Taxes

The cost of investments for federal income tax purposes at December 31, 2001 was $106,293,102, the aggregate gross unrealized appreciation on investments was $9,960,972 and the aggregate gross unrealized depreciation was $21,237,969.

Note F -- Share Repurchase Program

On March 22, 2000, the Board of Directors authorized the repurchase by the Fund of up to 5% of the Funds outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objective. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading, in order to provide additional liquidity to shareholders and to enhance the net asset value of the shares. On February 2, 2001, the Board of Directors extended the share repurchase program by authorizing the repurchase of an additional 5% of the Fund's outstanding common stock upon completion of the initial buyback program. For the year ended December 31, 2000 the Fund repurchased 192,450 of its shares, for a total cost of $3,353,064 at a weighted average discount of 19.32% from net asset value. The discount of individual purchases ranged from 6.97% to 30.28%. For the fiscal year ended December 31, 2001, the Fund repurchased 311,700 of its shares, for a total cost of $4,800,263 at a weighted average discount of 11.85% from net asset value. The discount of individual purchases ranged from 6.62% to 20.80%.

Note G -- Contingencies

In May 2000, a suit was filed against the Lincoln National Convertible Securities Fund, Inc. (the "Fund") and its Directors in the United States District Court for the Eastern District of Pennsylvania (the "District Court"). Goldstein v. Lincoln National Convertible Securities Fund, Inc., Case No. 00-CV-2653. The plaintiff is a stockholder of the Fund who, in April 2000, expressed an intention (a) to nominate candidates for the two director positions that were to be filled at the Fund's 2000 annual meeting in May, (b) to move that the shareholders pass a certain resolution at the 2000 annual meeting in May and (c) to solicit proxies. The Fund informed him that it would not permit him to raise the matters he wished to raise at the 2000 annual meeting because he had failed to notify the Fund of his intentions prior to a January 2000 deadline that had been announced in the Fund's proxy statement for the prior year. In the action, the plaintiff claims that it was illegal for the Fund to enforce this deadline and that the defendants made false and misleading statements in the proxy materials that the Fund disseminated in connection with the 2000 annual meeting. The primary relief that the plaintiff sought was an order compelling the Fund to put up two classes of its staggered board for election at the 2001 annual meeting--the class that would ordinarily be put up for election at that meeting but also the class that was elected at the 2000 annual meeting. If he were to prevail, the plaintiff would also seek an award of attorneys' fees and expenses, which we believe could be in the amount of several hundred thousand dollars. The Fund asserted counterclaims against the plaintiff, contending that arrangements he had with various beneficial holders of the Fund's shares gave rise to violations of the federal securities laws. On April 27, 2001, the District Court found in favor of the plaintiff, finding that, under Maryland law, the Fund's Directors, by precluding the plaintiff from nominating his candidates for election to the Board and submitting his other proposal at the May 2000 annual meeting, breached their fiduciary duty. This ruling was based on the District Court's conclusion that the published deadline for submitting shareholder proposals was invalid and unenforceable because it was not also reflected in the Fund's bylaws. The District Court also found that the Directors omitted material facts in connection with the solicitation of proxies for the 2000 annual meeting. Although the Fund's proxy materials disclosed that the Board had implemented a classified Board structure as permitted by Maryland law, the District Court ruled that the Fund should have stated that this was accomplished by way of an amendment to the Fund's charter documents. The District court also ruled in favor of the plaintiff with respect to the Fund's counterclaim. The District Court issued an order setting aside the election of the Fund's Class 1 Directors at the 2000 annual meeting and ordered that a new election be conducted with respect to the Class 1 Director positions. The Board of Directors has decided to appeal the ruling of the District Court in this case. The District Court has issued a stay of its order directing the Fund to hold a new election pending the outcome of the appeal.

In addition, in January 2001, an action was filed against the Fund and its directors in the Circuit Court for Baltimore City in Baltimore, Maryland. Daniels v. Lincoln National Convertible Securities Fund, Inc. (Daniels I). This action purports to have been brought on behalf of a class consisting of all the Fund's shareholders. The allegations in this action are functionally identical to those in the action described above.

In September 2001, the plaintiff in Daniels I filed a separate class action complaint in the District Court for the Southern District of New York. In addition to the Fund and its Directors, the complaint in Daniels v. Lincoln National Convertible Securities Fund, Inc. (Daniels II) names Lincoln Investment Management (the Fund's investment advisor prior to January 1, 2001) and Delaware Management Company (the Fund's current investment advisor) as defendants. The complaint alleges that the defendants engaged in a joint transaction in contravention of Section 17(d) of the Investment Company Act of 1940. Specifically, the complaint alleges that the Directors and the Fund's investment advisor improperly used Fund assets to finance a proxy contest against Mr. Goldstein and related litigation. The plaintiff seeks unspecified damages and attorney's fees.

Report
   of Independent Accountants

To the Board of Directors and Shareholders of The Lincoln Convertible Securities Fund, Inc.:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Lincoln Convertible Securities Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA
February 15, 2002

Board of Directors addendum

An investment company is governed by a Board of Directors, which has oversight responsibility for the management of the company's business affairs. Directors establish procedures and oversee and review the performance of the investment manager and others that perform services for the company. The independent fund directors, in particular, are advocates for shareholder interests. Following is a list of the Fund's Directors and certain background and related information.

                                                                         Principal               Number of             Other
        Name,                  Position(s)                              Occupation(s)       Portfolios in Fund     Directorships
       Address                  Held with      Length of Time              During            Complex Overseen         Held by
    and Birthdate              Registrant         Served*               Past 5 Years            by Director          Director


Directors

  David K. Downes(1)             President        1 Year            Mr. Downes has served            2             President and
 2005 Market Street                                                  in various executive                       Director/Trustee of
Philadelphia, PA 19103                                                   capacities at                            33 investment
                                                                     different times at                          companies in the
   January 8, 1940                                                   Delaware Investments.                     Delaware Investments
                                                                                                                 family of funds

                                                                                                                Director/President,
                                                                                                                 Lincoln National
                                                                                                                Income Fund, Inc.

Richard M. Burridge, Sr.(2)      Director       16 Years              Vice President,                2          Director, Lincoln
  125 S. Wacker Drive                                                  UBS/PaineWebber                           National Income
     Suite 2600                                                        (since 2000);                                Fund, Inc.
  Chicago, IL 60606                                                      Chairman,
                                                                  The Burridge Group, Inc.
    March 19, 1929                                                      (1996-2000).

H. Thomas McMeekin(3)            Director       12 Years              Managing Director,             2           Director, Lincoln
 100 Mulberry Street                                           Prudential Investment Management                   National Income
 Gateway Center Four                                                    (since 2001);                                Fund, Inc.
      7th Floor                                                       Managing Partner,
   Newark, NJ 07102                                                   Griffin Investments
                                                                      (since 2000);
    June 17, 1953                                                   Executive Vice President
                                                                and Chief Investment Officer
                                                                      Fixed Income,
                                                              Delaware Investments (1999-2000);
                                                                    President and Director,
                                                             Lincoln Investment Management, Inc.,
                                                               Executive Vice President and
                                                                 Chief Investment Officer,
                                                               Lincoln National Corporation
                                                                      (until 2000).

Independent Directors

 Thomas L. Bindley              Independent      4 Years             President, Bindley              2       Director, Midas, Inc.
707 Skokie Boulevard             Director                           Capital Corporation                      and Lincoln National
     Suite 600                                                         (since 1998);                           Income Fund, Inc.
Northbrook, IL 60062                                              Executive Vice President
                                                                and Chief Financial Officer,
 November 8, 1943                                                  Whitman Corporation                                 .
                                                                      (until 1998).

                                                                         Principal               Number of             Other
        Name,                  Position(s)                              Occupation(s)       Portfolios in Fund     Directorships
       Address                  Held with      Length of Time              During            Complex Overseen         Held by
    and Birthdate              Registrant         Served*               Past 5 Years            by Director          Director


Independent Directors (continued)

    Adela Cepeda               Independent      10 Years                President,                   2            Commissioner,
     Suite 1515                 Director                             A.C. Advisory, Inc.                          Chicago Public
70 W. Madison Street                                                   (since 1995).                           Building Commission;
 Chicago, IL 60602                                                                                              Director, Harvard
                                                                                                                 Club of Chicago,
                                                                                                               Fort Dearborn Income
                                                                                                                 Securities, Inc.
   April 30, 1958                                                                                                  and Director,
                                                                                                                 Lincoln National
                                                                                                                Income Fund, Inc.

  Roger J. Deshaies             Independent     10 Years           Senior Vice President             2          Director, Partners
  Executive Offices              Director                            Finance, Brigham &                         Health System and
   PBB-Admin. 4                                                       Women's Hospital                           Lincoln National
   c/o  Receiving                                                      (since 1998);                            Income Fund, Inc.
 29 Shattuck Street                                                Senior Vice President
 Boston, MA 02115                                                   Finance, Parkview
                                                                Health System (until 1998).
   August 5, 1949

    Daniel R. Toll              Independent     16 Years             President, Heller               2           Director, Lincoln
560 Green Bay Road               Director                        International Corporation                        National Income
     Suite 300                                                         (until 1984).                                Fund, Inc.
 Winnetka, IL 60093

 December 3, 1927


Officers

  Michael P. Bishof              Treasurer       3 Years           Mr. Bishof has served in          2                 None
 2005 Market Street                                                   various executive
Philadelphia, PA  19103                                           capacities at different
                                                                    times at Delaware
  August 18, 1962                                                      Investments.

  David F. Connor                Secretary       2 Years             Vice President and              2                 None
 2005 Market Street                                               Deputy General Counsel,
Philadelphia, PA  19103                                            Delaware Investments
                                                                    (since 2000); Vice
 December 2, 1963                                                 President and Assistant
                                                                     General Counsel,
                                                                  Prudential Investments
                                                                 (1998-2000); Associate,
                                                                  Drinker Biddle & Reath
                                                                     LLP (until 1998).

* The Directors of the Fund serve for a one-year term. At each annual meeting of shareholders, the entire Board of Directors will be elected and each newly elected Director will serve for a one-year term and until his or her successor is elected and qualified.
(1) Executive Officer of the Fund's investment adviser and accounting service provider.
(2) Mr. Burridge is considered to be an "interested director" by virtue of his affiliation with a registered broker-dealer.
(3) Mr. McMeekin is considered to be an "interested director" because he was an executive officer of Lincoln National Corporation (LNC), of which the Fund's investment adviser is a wholly-owned subsidiary, and because he currently owns stock of LNC.

Automatic Dividend Reinvestment Plan

Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the "Plan"). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's street name) and desire to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to Mellon Investor Services LLC, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of Common Stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset vale per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than 30 days prior to the dividend payment date.

Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write to:

Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666
or call 800 851-9677.

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                                       20

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Lincoln National Convertible Securities Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its own Common Stock on the open market at market prices.

Corporate Information

Investment Advisor
Delaware Management Company
2005 Market Street
Philadelphia, PA  19103

Administrator
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Independent Accountants
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Dividend Disbursing Agent, Transfer
Agent and Reinvestment Plan Agent
Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666
800 851-9677

Stock Exchange
The Fund's stock is traded on the New York
Stock Exchange (NYSE) under the symbol LNV.

For Securities Dealers and Financial
Institutions Representatives
800 362-7500

(5588)                                                        Printed in the USA
Form 23296-1 2/02                                                          J7832